                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 11, 2001 included in Boston Acoustics Inc's Form 10-K for the year ended March 31, 2001 and to all references to our Firm included in this registration statement.



Boston, Massachusetts                               /s/ Arthur Andersen LLP
March 18, 2002